                         ANNUAL REPORT AUGUST 31, 1999


                                  OPPENHEIMER

                                  GROWTH FUND


                                    [PHOTO]

                            [OPPENHEIMERFUNDS (R) LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3   President's Letter

 5   An Interview
     with Your Fund's
     Manager

 9   Fund Performance

14   FINANCIAL
     STATEMENTS

34   INDEPENDENT
     AUDITORS' REPORT

35   Federal
     Income Tax
     Information

36   Officers and Trustees

37   OppenheimerFunds
     Family

40   Information and
     Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

WE REPOSITIONED THE FUND TO FOCUS ON HIGHER GROWTH companies in the technology, healthcare and consumer cyclical sectors.

OUR GOAL IS TO IDENTIFY A SELECT GROUP OF COMPANIES that we believe can sustain high rates of revenue and earnings growth.


AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period
Ended 8/31/99*

CLASS A
Without       With
Sales Chg.    Sales Chg.
--------------------------
39.39%        31.37%

CLASS B
Without       With
Sales Chg.    Sales Chg.
--------------------------
38.27%        33.27%

CLASS C
Without       With
Sales Chg.    Sales Chg.
--------------------------
38.28%        37.28%

CLASS Y
Without       With
Sales Chg.    Sales Chg.
--------------------------
39.74%        39.74%


NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.

*See page 12 for further details.



                           2  OPPENHEIMER GROWTH FUND

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Growth Fund


PRESIDENT'S LETTER
--------------------------------------------------------------------------------


DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

      On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

      The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

      Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

      In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

      At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.


                           3  OPPENHEIMER GROWTH FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

      Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industry-wide tests. We intend to continue re-testing our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
September 22, 1999



                           4  OPPENHEIMER GROWTH FUND

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bruce Bartlett
(Portfolio Manager)
Jane Putnam


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Q. HOW DID OPPENHEIMER GROWTH FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED AUGUST 31, 1999?

A. The Fund ended the fiscal year reporting good returns, despite a particularly challenging period in late 1998. Performance began to improve in December and continued to improve through most of the period as we refocused the Fund's strategy to emphasize sustainable revenue and earnings growth among an increasingly select group of investments.

WHAT MADE THE FIRST FEW MONTHS OF THE PERIOD SO CHALLENGING?

September and October of 1998 was a wearisome period for many investors. Widespread economic difficulties in emerging markets throughout the world sparked fears of a global economic slowdown. Most equities suffered as a result. At the time, the Fund was positioned relatively conservatively with a high percentage of cash reserves. Nevertheless, performance fell sharply as a result of our substantial exposure to small- and mid-cap companies in an environment that favored large-caps. Our significant holdings in energy and transportation also performed particularly poorly.

      Investors' fears eased in mid-October 1998 when the U.S. economy showed evidence of continuing strength. However, the Fund's large cash position and limited exposure to the fast-growing technology and healthcare sectors prevented us from participating fully in the recovery that followed.




                           5  OPPENHEIMER GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------


"WE REDUCED OUR TOTAL NUMBER OF HOLDINGS BY APPROXIMATELY HALF SO WE COULD SPEND MORE TIME EVALUATING EACH COMPANY IN WHICH WE INVEST."


WHAT ACTIONS DID YOU TAKE TO REINVIGORATE PERFORMANCE?

Beginning in December 1998, we began to reposition the Fund for stronger growth. Although our investment strategy remained highly disciplined, our emphasis turned from the price of growth to the sustainability and rate of growth. In other words, we became willing to pay more for a company's stock if we were confident that the company's prospects for rapid growth justified that price. We also turned our focus away from relatively low-growth sectors, such as basic industries, industrials, commodity products and transportation. Instead, we looked toward traditional growth sectors, such as technology, healthcare and consumer cyclicals.

      By January 1999, we had substantially reduced our cash holdings, increasing our equity exposure from under 65% at the beginning of September to nearly 80% at the start of 1999. We continued to move toward a more fully invested portfolio. At the same time, we reduced our total number of holdings by approximately half so we could spend more time evaluating each company in which we invest. A more concentrated portfolio also enabled us to invest more money in those companies in which we had the highest degree of confidence. Whereas the Fund held stocks in more than 200 companies at the beginning of the fiscal period, we held stocks of fewer than 100 by August 1999.

WHERE DID YOU FIND THE MOST ATTRACTIVE OPPORTUNITIES?

Technology has been our single largest area of investment. In today's globally competitive environment, even local and regional companies are increasingly driven to invest in leading edge technology. Our goal as been to position the Fund in the areas of technology that we anticipate will perform the best over the long term. Accordingly, we favor companies with a leading position in high growth areas.


                           6  OPPENHEIMER GROWTH FUND

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/99(1)

Class A
1-Year    5-Year  10-Year
-------------------------------
25.02%    18.26%  14.33%


Class B           Since
1-Year    5-Year  Inception
-------------------------------
26.56%    18.45%  16.16%


Class C           Since
1-Year    5-Year  Inception
-------------------------------
30.60%    N/A     16.07%

Class Y           Since
1-Year    5-Year  Inception
-------------------------------
33.02%    19.89%  18.84%


Examples include Microsoft Corp., the world's leading software vendor; General Instrument Corp., which makes advanced equipment to deliver more information to consumers over cable systems; and EMC Corp., one of the foremost manufacturers of high-capacity data storage devices, an important technology for enabling Internet growth.

      In the consumer cyclicals area, we've increased our holdings of high-growth companies that stand to benefit from increased consumer spending on home recreation and relaxation. For example, we have invested in companies such as Best Buy Co., Inc., a specialty consumer electronics retailer that we believe is well positioned to benefit from the ongoing shift to digital forms of audio and video entertainment.

      The Fund has also expanded its holdings in the healthcare sector to benefit from the gradual aging of America's population and rapid innovations in the development of products to extend and improve life. Within healthcare, we have shifted our emphasis from the large, traditional pharmaceutical companies in favor of established biotechnology companies, such as Biogen, Inc. and Amgen, Inc. These companies have strong pipelines of new products that face less competition in the marketplace and less risk of patent expiration than many of the products of traditional pharmaceutical companies. For example, in mid-1996, Biogen brought to market the only product acknowledged by the Food and Drug Administration to slow the progression of multiple sclerosis.




1. See page 12 for further details.



                           7  OPPENHEIMER GROWTH FUND

SECTOR ALLOCATION(2)

[PIE CHART]

- Technology        43.6%
- Consumer
  Cyclicals         19.9
- Financial         10.6
- Healthcare         8.5
- Capital Goods      6.5
- Consumer
   Staples           4.9
- Energy             2.9
- Utilities          1.8
- Communication
   Services          1.3

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

We believe that, with inflation and interest rates likely to remain in check, the outlook for growth investing remains favorable. Our investment approach is designed to identify fast-growing companies through disciplined, company-by-company analysis...companies the Fund can grow with over the long term. That's what makes Oppenheimer Growth Fund an important part of The Right Way to Invest.

TOP 5 INDUSTRIES(2)
--------------------------------------------------------------------------------
  Retail-Specialty                                            15.4%
--------------------------------------------------------------------------------
  Electronics                                                 14.0
--------------------------------------------------------------------------------
  Computer Hardware                                           13.4
--------------------------------------------------------------------------------
  Communication Equipment                                      8.0
--------------------------------------------------------------------------------
  Healthcare/Drugs                                             7.4
--------------------------------------------------------------------------------


TOP 10 STOCK HOLDINGS(2)
--------------------------------------------------------------------------------
  JDS Uniphase Corp.                                           6.4%
--------------------------------------------------------------------------------
  Tyco International Ltd.                                      6.1
--------------------------------------------------------------------------------
  Best Buy Co., Inc.                                           4.5
--------------------------------------------------------------------------------
  General Instrument Corp.                                     4.2
--------------------------------------------------------------------------------
  EMC Corp.                                                    3.9
--------------------------------------------------------------------------------
  Amgen, Inc.                                                  3.2
--------------------------------------------------------------------------------
  Kohl's Corp.                                                 2.7
--------------------------------------------------------------------------------
  International Business Machines Corp.                        2.7
--------------------------------------------------------------------------------
  Biogen, Inc.                                                 2.6
--------------------------------------------------------------------------------
  Microsoft Corp.                                              2.6
--------------------------------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of August 31, 1999 and are based on total market value of common stocks.


                           8  OPPENHEIMER GROWTH FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. The fiscal year that ended August 31, 1999, opened with sharp market declines in September 1998, driven by fears of recession. Despite the Fund's sizeable cash reserves early in the period, performance suffered due to our high level of exposure to small- and mid-cap companies. In the recovery that followed, our cash reserves hindered performance. Performance improved during 1999 with the Fund under the guidance of new portfolio management. Equity exposure increased toward a more fully invested position. We reduced the Fund's total number of holdings by half to focus more closely on a smaller group of companies. In addition, we changed the investment strategy from an emphasis on the price of growth to the sustainability and rate of growth. The Fund's largest holdings focused on leading technology companies, consumer cyclical companies positioned to benefit from continued high rates of consumer spending, and biotechnology concerns with new, profitable and novel therapies. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 1999. In the case of Class A shares, performance is measured over a ten year period; in the case of Class B shares, from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from the inception of the class on November 1, 1995 and in the case of Class Y shares, from the inception of the class on June 1, 1994. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.


                           9 OPPENHEIMER GROWTH FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------


CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Growth Fund (Class A)
and S&P 500

[The following table was originally a line graph in the printed materials].

                Oppenheimer Growth Fund
                       Class A                     S&P 500
6/30/89                 10000                      9425
6/30/90                 11646                     10649
6/30/91                 12503                     11649
6/30/92                 14177                     13476
6/30/93                 16107                     15751
6/30/94                 16334                     15793
6/30/95                 20584                     20443
6/30/96                 25928                     24736
8/31/96                 25305                     24928
8/31/97                 35581                     33661
8/31/98                 38466                     29750
8/31/99                 53774                     41466

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/99(2)
1-YEAR 31.37%     5-YEAR 17.64%     10-YEAR 14.26%



CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Growth Fund (Class B)
and S&P 500

[The following table was originally a line graph in the printed materials].

                Oppenheimer Growth Fund
                       Class B                     S&P 500
8/17/93                 10000                     10000
6/30/94                  9810                      9980
6/30/95                 12362                     12796
6/30/96                 15571                     15349
8/31/96                 15197                     15444
8/31/97                 21369                     20683
8/31/98                 23102                     18136
8/31/99                 32295                     25079

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/99(2)
1-YEAR 33.27%     5-YEAR 18.03%     LIFE 16.45%


The performance information for S&P 500 in the graphs begins on 6/30/89 for Class A, 8/31/93 for Class B, 10/31/95 for Class C and 5/31/94 for Class Y.



                           10  OPPENHEIMER GROWTH FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Growth Fund (Class C)
and S&P 500

[The following table was originally a line graph in the printed materials].

                Oppenheimer Growth Fund
                       Class C                S&P 500
11/1/95                  10000               10000
6/30/96                  11712               11006
8/31/96                  11430               11073
8/31/97                  16072               14830
8/31/98                  17375               13002
8/31/99                  24290               17977

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/99(2)
1-YEAR 37.28%     LIFE 16.53%


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Growth Fund (Class Y)
and S&P 500

[The following table was originally a line graph in the printed materials].

               Oppenheimer Growth Fund
                       Class Y              S&P 500
6/1/94                  10000              10000
6/30/94                  9755               9487
6/30/95                 12293              12295
6/30/96                 15484              14889
8/31/96                 15112              15009
8/31/97                 21249              20317
8/31/98                 22972              18005
8/31/99                 32114              25161

AVERAGE ANNUAL TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 8/31/99(2)
1-YEAR 39.74%     5-YEAR 19.47%     LIFE 19.21%



1. The Fund changed its fiscal year end from 6/30 to 8/31.

2. See page 12 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.



                           11  OPPENHEIMER GROWTH FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A. The inception date of the Fund was 3/15/73. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.

                           12  OPPENHEIMER GROWTH FUND

FINANCIALS






                           13  OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS  August 31, 1999
--------------------------------------------------------------------------------


                                                                                        MARKET VALUE
                                                                         SHARES           SEE NOTE 1
====================================================================================================
COMMON STOCKS--89.5%
----------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.9%
----------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.4%
United Rentals, Inc.(1)                                                 350,000      $  8,553,125
----------------------------------------------------------------------------------------------------
MANUFACTURING--5.5%
Tyco International Ltd.                                               1,255,561       127,204,024
----------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--1.1%
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE--1.1%
MCI WorldCom, Inc.(1)                                                   353,500        26,777,625
----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--17.8%
----------------------------------------------------------------------------------------------------
RETAIL: GENERAL--4.1%
Kohl's Corp.(1)                                                         800,000        57,000,000
----------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                   860,000        38,108,750
                                                                                     ------------
                                                                                       95,108,750

----------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--13.7%
Abercrombie & Fitch Co., Cl. A(1)                                       630,000        21,971,250
----------------------------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.(1)                                              985,000        27,087,500
----------------------------------------------------------------------------------------------------
Best Buy Co., Inc.(1)                                                 1,327,400        93,249,850
----------------------------------------------------------------------------------------------------
Gap, Inc.                                                               562,500        22,007,812
----------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                        715,000        43,704,375
----------------------------------------------------------------------------------------------------
Intimate Brands, Inc., Cl. A                                            622,250        23,995,516
----------------------------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                               200,000         6,850,000
----------------------------------------------------------------------------------------------------
Tandy Corp.                                                             745,000        35,201,250
----------------------------------------------------------------------------------------------------
Tiffany & Co.                                                           867,900        45,890,212
                                                                                     ------------
                                                                                      319,957,765

----------------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.4%
----------------------------------------------------------------------------------------------------
BROADCASTING--1.0%
Infinity Broadcasting Corp., Cl. A1                                     892,200        24,145,162
----------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.7%
Outback Steakhouse, Inc.(1)                                             525,000        15,553,125
----------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--1.3%
CVS Corp.                                                               715,400        29,823,237
----------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--1.4%
Dial Corp. (The)                                                      1,195,500        33,175,125
----------------------------------------------------------------------------------------------------
ENERGY--2.6%
----------------------------------------------------------------------------------------------------
OIL-INTERNATIONAL--2.6%
Exxon Corp.                                                             310,000        24,451,250
----------------------------------------------------------------------------------------------------
Mobil Corp.                                                             345,000        35,319,375
                                                                                     ------------
                                                                                       59,770,625


                          14  OPPENHEIMER GROWTH FUND

                                                                                         MARKET VALUE
                                                                         SHARES            SEE NOTE 1
=====================================================================================================
FINANCIAL--9.5%
-----------------------------------------------------------------------------------------------------
BANKS--3.2%
Fifth Third Bancorp                                                     425,000        $   28,156,250
-----------------------------------------------------------------------------------------------------
First Tennessee National Corp.                                          570,000            18,240,000
-----------------------------------------------------------------------------------------------------
Firstar Corp.                                                         1,016,100            27,244,181
                                                                                       --------------
                                                                                           73,640,431

-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--3.7%
Citigroup, Inc.                                                         517,500            22,996,406
-----------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                         108,800             6,507,600
-----------------------------------------------------------------------------------------------------
Providian Financial Corp.                                               127,200             9,873,900
-----------------------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                                1,200,000            47,400,000
                                                                                           ----------
                                                                                           86,777,906
-----------------------------------------------------------------------------------------------------
INSURANCE--2.6%
AFLAC, Inc.                                                             552,000            24,805,500
-----------------------------------------------------------------------------------------------------
American International Group, Inc.                                      388,468            36,006,128
                                                                                       --------------
                                                                                           60,811,628

-----------------------------------------------------------------------------------------------------
HEALTHCARE--7.6%
-----------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--6.6%
Amgen, Inc.(1)                                                          800,000            66,550,000
-----------------------------------------------------------------------------------------------------
Biogen, Inc.(1)                                                         705,600            54,154,800
-----------------------------------------------------------------------------------------------------
Genentech, Inc.(1)                                                       59,700             9,805,725
-----------------------------------------------------------------------------------------------------
Immunex Corp.(1)                                                        350,000            23,559,375
                                                                                       --------------
                                                                                          154,069,900

-----------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.0%
Guidant Corp.                                                           100,000             5,868,750
-----------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                         208,078            16,282,103
                                                                                       --------------
                                                                                           22,150,853

-----------------------------------------------------------------------------------------------------
TECHNOLOGY--39.0%
-----------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--12.0%
Dell Computer Corp.(1)                                                  730,000            35,633,125
-----------------------------------------------------------------------------------------------------
EMC Corp.(1)                                                          1,360,000            81,600,000
Gateway, Inc.(1)                                                        555,000            53,800,312
International Business Machines Corp.                                   445,000            55,430,312
Lexmark International Group, Inc., Cl. A(1)                             657,500            51,778,125
                                                                                       --------------
                                                                                          278,241,874


                          15  OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                                                                         MARKET VALUE
                                                                         SHARES            SEE NOTE 1
=====================================================================================================
TECHNOLOGY Continued
-----------------------------------------------------------------------------------------------------
COMPUTER SERVICES--1.4%
Unisys Corp.(1)                                                         750,000        $   32,250,000
-----------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--6.0%
Amazon.com, Inc.(1)                                                      30,000             3,731,250
-----------------------------------------------------------------------------------------------------
America Online, Inc.(1)                                                 275,000            25,110,938
-----------------------------------------------------------------------------------------------------
At Home Corp.(1)                                                        242,284             9,721,646
-----------------------------------------------------------------------------------------------------
Citrix Systems, Inc.(1)                                                 250,000            14,250,000
-----------------------------------------------------------------------------------------------------
Compuware Corp.(1)                                                      710,000            21,433,125
-----------------------------------------------------------------------------------------------------
eBay, Inc.(1)                                                            89,400            11,225,288
-----------------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                      585,000            54,149,063
                                                                                       --------------
                                                                                          139,621,310

-----------------------------------------------------------------------------------------------------
COMMMUNICATIONS EQUIPMENT--7.1%
Cisco Systems, Inc.(1)                                                  620,000            42,043,750
-----------------------------------------------------------------------------------------------------
General Instrument Corp.(1)                                           1,760,000            86,570,000
-----------------------------------------------------------------------------------------------------
Nortel Networks Corp.                                                   545,800            22,411,913
-----------------------------------------------------------------------------------------------------
Tellabs, Inc.(1)                                                        250,000            14,890,625
                                                                                       --------------
                                                                                          165,916,288

-----------------------------------------------------------------------------------------------------
ELECTRONICS--12.5%
E-Tek Dynamics, Inc.(1)                                                 249,300            14,132,194
-----------------------------------------------------------------------------------------------------
Intel Corp.                                                             423,100            34,773,531
-----------------------------------------------------------------------------------------------------
JDS Uniphase Corp.(1)                                                 1,262,698           133,924,907
-----------------------------------------------------------------------------------------------------
Solectron Corp.(1)                                                      410,000            32,082,500
-----------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                          505,000            34,340,000
-----------------------------------------------------------------------------------------------------
Waters Corp.(1)                                                         650,000            42,859,375
                                                                                       --------------
                                                                                          292,112,507

-----------------------------------------------------------------------------------------------------
UTILITIES--1.6%
-----------------------------------------------------------------------------------------------------
GAS UTILITIES--1.6%
Enron Corp.                                                             880,000            36,850,000
                                                                                       --------------
Total Common Stocks (Cost $1,433,893,149)                                               2,082,511,260

=====================================================================================================
PREFERRED STOCKS--0.9%

Microsoft Corp., $2.75 Cum. Cv., Series A, Non-Vtg.
    (Cost $21,582,363)                                                  219,800            22,076,163




                          16  OPPENHEIMER GROWTH FUND

                                                                              FACE       MARKET VALUE
                                                                            AMOUNT         SEE NOTE 1
=====================================================================================================
SHORT-TERM NOTES--1.1%

Prudential Funding Corp., 5.29%, 10/14/99(2) (Cost $24,842,035)       $ 25,000,000     $   24,842,035

-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--8.6%

Repurchase agreement with PaineWebber, Inc., 5.40%, dated
8/31/99, to be repurchased at $199,529,925 on 9/1/99,
collateralized by U.S. Treasury Bonds, 6.25%--11.875%,
11/15/03-8/15/23, with a value of $88,955,255, and U.S.
Treasury Nts., 5.625%--8.75%, 11/30/99-
7/15/06, with a value of $114,716,258 (Cost $199,500,000)              199,500,000        199,500,000
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,679,817,547)                            100.1%     2,328,929,458
-----------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                         (0.1)        (1,308,444)
                                                                             ------------------------
NET ASSETS                                                                   100.0%    $2,327,621,014
                                                                             ========================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.



                          17  OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999
--------------------------------------------------------------------------------


================================================================================================
ASSETS

Investments, at value (cost $1,679,817,547)--see accompanying statement          $ 2,328,929,458
------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                     2,096,672
Interest and dividends                                                                   770,834
Other                                                                                    348,451
                                                                                 ---------------
Total assets                                                                       2,332,145,415

================================================================================================
LIABILITIES

Bank overdraft                                                                             2,489
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                 1,539,022
Investments purchased                                                                  1,078,375
Distribution and service plan fees                                                       763,606
Transfer and shareholder servicing agent fees                                            444,619
Shareholder reports                                                                      299,968
Trustees' compensation--Note 1                                                           248,645
Custodian fees                                                                            10,979
Other                                                                                    136,698
                                                                                 ---------------
Total liabilities                                                                      4,524,401

================================================================================================
NET ASSETS                                                                       $ 2,327,621,014
                                                                                 ===============

================================================================================================
COMPOSITION OF NET ASSETS

Paid-in capital                                                                   $1,549,693,989
------------------------------------------------------------------------------------------------
Undistributed net investment income                                                    1,542,581
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                        127,272,533
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                   649,111,911
                                                                                 ---------------
Net assets                                                                        $2,327,621,014
                                                                                 ===============


                          18  OPPENHEIMER GROWTH FUND

================================================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,730,086,507 and 43,504,933 shares of beneficial interest outstanding)                  $39.77
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                  $42.20
------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $445,628,939
and 11,615,369 shares of beneficial interest outstanding)                                 $38.37
------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,969,908
and 1,489,425 shares of beneficial interest outstanding)                                  $38.92
------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $93,935,660 and 2,362,739 shares of beneficial interest outstanding)        $39.76


See accompanying Notes to Financial Statements.



                          19  OPPENHEIMER GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 1999

=================================================================================================
INVESTMENT INCOME

Interest                                                                            $ 19,049,118
-------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $26,171)                                9,403,432
                                                                                    -------------
Total income                                                                          28,452,550
=================================================================================================
EXPENSES

Management fees--Note 4                                                               13,894,842
-------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                3,033,217
Class B                                                                                4,093,686
Class C                                                                                  534,637
-------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                                2,886,195
Class B                                                                                  741,050
Class C                                                                                  117,008
Class Y                                                                                  156,010
-------------------------------------------------------------------------------------------------
Shareholder reports                                                                      772,235
-------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                              106,396
-------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                            68,480
-------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                               60,822
-------------------------------------------------------------------------------------------------
Insurance expenses                                                                        20,350
-------------------------------------------------------------------------------------------------
Other                                                                                    142,951
                                                                                    -------------
Total expenses                                                                        26,627,879
Less expenses paid indirectly--Note 1                                                    (18,683)
                                                                                    -------------
Net expenses                                                                          26,609,196

=================================================================================================
NET INVESTMENT INCOME                                                                  1,843,354

=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                                          127,564,474
Closing of futures contracts                                                             (10,098)
Foreign currency transactions                                                             (1,264)
                                                                                    -------------
Net realized gain                                                                    127,553,112

-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                 574,876,473
                                                                                    -------------
Net realized and unrealized gain                                                     702,429,585

=================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $704,272,939
                                                                                    =============


See accompanying Notes to Financial Statements.




                          20  OPPENHEIMER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,                                                                    1999             1998
---------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                         $     1,843,354   $   38,348,822
---------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 127,553,112      204,414,736
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                             574,876,473     (491,820,086)
                                                                               --------------------------------
Net increase (decrease) in net assets resulting from operations                   704,272,939     (249,056,528)

===============================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                           (20,206,393)     (26,717,017)
Class B                                                                            (2,324,915)      (3,632,645)
Class C                                                                              (291,190)        (482,040)
Class Y                                                                            (2,313,720)      (2,049,626)
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                          (130,047,494)    (156,964,533)
Class B                                                                           (33,737,866)     (32,302,581)
Class C                                                                            (4,357,587)      (3,658,326)
Class Y                                                                           (12,366,717)     (10,359,931)

===============================================================================================================
BENEFICIAL INTEREST TRANSACTIONS

Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                             5,826,017      126,304,589
Class B                                                                            24,924,295      130,972,452
Class C                                                                             1,650,848       27,083,649
Class Y                                                                           (67,277,123)      64,754,055

===============================================================================================================
NET ASSETS

Total increase (decrease)                                                         463,751,094     (136,108,482)
---------------------------------------------------------------------------------------------------------------

Beginning of period                                                             1,863,869,920    1,999,978,402
                                                                             ----------------------------------
End of period (including undistributed net investment
income of $1,542,581 and $24,861,982, respectively)                            $2,327,621,014   $1,863,869,920
                                                                             ==================================


See accompanying Notes to Financial Statements.




                          21  OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  YEAR                     YEAR
                                                                                  ENDED                    ENDED
                                                                               AUG. 31,                  JUNE 30,
CLASS A                                          1999       1998        1997       1996(1)     1996          1995
=================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period           $31.54    $40.42      $33.69      $33.43      $30.80        $26.65
-----------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:

Net investment income (loss)                      .10       .73         .62         .08         .44           .36
Net realized and unrealized gain (loss)         11.69     (5.05)      10.37         .18        5.70          6.83
                                              -------------------------------------------------------------------

Total income (loss) from
investment operations                           11.79     (4.32)      10.99         .26        6.14          7.19
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.48)     (.66)       (.49)         --        (.41)         (.24)
Distributions from net realized gain            (3.08)    (3.90)      (3.77)         --       (3.10)        (2.80)
                                              -------------------------------------------------------------------
Total dividends and distributions
to shareholders                                 (3.56)    (4.56)      (4.26)         --       (3.51)        (3.04)
-----------------------------------------------------------------------------------------------------------------

Net asset value, end of period                 $39.77    $31.54      $40.42      $33.69      $33.43        $30.80
                                              ===================================================================

=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)             39.39%   (11.62)%     35.03%       0.78%      21.00%        29.45%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)        $1,730    $1,357      $1,591      $1,128      $1,120        $  861
-----------------------------------------------------------------------------------------------------------------

Average net assets (in millions)               $1,620    $1,640      $1,369      $1,101      $1,018        $  727
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                     0.24%     1.90%       1.74%       1.50%       1.43%         1.31%
Expenses                                         1.05%     1.00%(4)    1.01%(4)    1.03%(4)    1.06%(4)      1.05%(4)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                        106%       34%         25%          6%         38%           35%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $2,172,876,594 and $1,955,034,523, respectively.

See accompanying Notes to Financial Statements.



                          22  OPPENHEIMER GROWTH FUND

                                                                                    YEAR                 YEAR
                                                                                   ENDED                ENDED
                                                                                AUG. 31,             JUNE 30,
CLASS B                                            1999       1998       1997       1996(1)   1996       1995
==================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $ 30.54    $ 39.34    $ 32.94    $ 32.74    $30.36    $ 26.44
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.20)       .43        .36        .04       .23        .20
Net realized and unrealized gain (loss)           11.32      (4.89)     10.08        .16      5.53       6.65
                                                ------------------------------------------------------------------
Total income (loss) from
investment operations                             11.12      (4.46)     10.44        .20      5.76       6.85
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.21)      (.44)      (.27)        --      (.28)      (.13)
Distributions from net realized gain              (3.08)     (3.90)     (3.77)        --     (3.10)     (2.80)
                                                ------------------------------------------------------------------
Total dividends and distributions
to shareholders                                   (3.29)     (4.34)     (4.04)        --     (3.38)     (2.93)
------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                   $38.37     $30.54     $39.34     $32.94    $32.74     $30.36
                                                ==================================================================

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               38.27%    (12.32)%    33.93%      0.61%    19.95%     28.22%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)            $446       $330       $284       $137      $129        $43
------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $410       $354       $204       $131       $91        $19
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                      (0.58)%     1.08%      0.92%      0.61%     0.60%      0.44%
Expenses                                           1.86%      1.81%(4)   1.84%(4)   1.92%(4)  1.89%(4)   2.02%(4)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          106%        34%         25%        6%       38%        35%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $2,172,876,594 and $1,955,034,523, respectively.

See accompanying Notes to Financial Statements.

                          23  OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                                YEAR       PERIOD
                                                                               ENDED        ENDED
                                                                            AUG. 31,     JUNE 30,
CLASS C                                        1999      1998        1997       1996(1)      1996(2)
=====================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period        $ 30.93   $ 39.87     $ 33.42    $ 33.22      $ 33.44
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                   (.20)      .46         .42        .02          .40
Net realized and unrealized gain (loss)       11.47     (4.99)      10.17        .18         2.88
                                            ---------------------------------------------------------
Total income (loss) from
investment operations                         11.27     (4.53)      10.59        .20         3.28
-----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income           (.21)     (.51)       (.37)        --         (.40)
Distributions from net realized gain          (3.07)    (3.90)      (3.77)        --        (3.10)
                                            ---------------------------------------------------------
Total dividends and distributions
to shareholders                               (3.28)    (4.41)      (4.14)        --        (3.50)
-----------------------------------------------------------------------------------------------------

Net asset value, end of period               $38.92    $30.93      $39.87     $33.42       $33.22
                                            =========================================================

=====================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)           38.28%   (12.33)%     33.93%      0.60%       10.07%

=====================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)         $58       $44         $28         $5           $4
-----------------------------------------------------------------------------------------------------
Average net assets (in millions)                $54       $44         $14         $4           $2
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                  (0.58)%    1.06%       0.95%      0.44%        0.65%
Expenses                                       1.86%     1.81%(4)    1.84%(4)   2.10%(4)     1.81%(4)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                      106%       34%         25%         6%          38%



1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $2,172,876,594 and $1,955,034,523, respectively.

6. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

See accompanying Notes to Financial Statements.

                           24 OPPENHEIMER GROWTH FUND

                                                                                   YEAR                        YEAR
                                                                                  ENDED                       ENDED
                                                                               AUG. 31,                    JUNE 30,
CLASS Y                                          1999        1998        1997      1996(1)        1996         1996
=======================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $ 31.54     $ 40.43     $ 33.69   $ 33.42        $ 30.80      $ 26.64
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                      .18         .87         .66         .08          .46          .30
Net realized and unrealized gain (loss)         11.69       (5.09)      10.42         .19         5.70         6.92
                                              -------------------------------------------------------------------------
Total income (loss) from
investment operations                           11.87       (4.22)      11.08         .27         6.16         7.22
-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.58)       (.77)       (.57)         --         (.44)        (.26)
Distributions from net realized gain            (3.07)      (3.90)      (3.77)         --        (3.10)       (2.80)
                                              -------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                 (3.65)      (4.67)      (4.34)         --        (3.54)       (3.06)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $39.76      $31.54      $40.43      $33.69       $33.42       $30.80
                                              =========================================================================

=======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)             39.74%     (11.38)%     35.36%       0.81%       21.10%       29.59%

=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)          $ 94        $132         $97         $18          $16           $3
------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                 $117        $135         $63         $17          $ 9           $1
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                     0.65%       2.16%       2.00%       1.67%        1.56%        1.54%
Expenses                                         0.80%       0.71%(4)    0.77%(4)    0.87%(4)     0.94%(4)     1.04%(4)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                        106%         34%         25%          6%          38%          35%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $2,172,876,594 and $1,955,034,523, respectively.

6. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

See accompanying Notes to Financial Statements.


                          25  OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

-------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


                          26  OPPENHEIMER GROWTH FUND

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book-Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 1999, a provision of $2,389 was made for the Fund's projected benefit obligations and payments of $11,971 were made to retired Trustees, resulting in an accumulated liability of $239,068 as of August 31, 1999.

      The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                          27  OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  Continued

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $26,537. Accumulated net realized gain on investments was increased by the same amount.

-------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                          28  OPPENHEIMER GROWTH FUND

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED  AUGUST 31, 1999     YEAR ENDED  AUGUST 31, 1998
                                       SHARES           AMOUNT        SHARES             AMOUNT
------------------------------------------------------------------------------------------------
CLASS A
Sold                                5,752,317    $ 212,292,610      7,116,243     $ 273,834,013
Dividends and/or distributions
reinvested                          4,324,566      145,910,899      5,167,731       177,822,050
Redeemed                           (9,596,795)    (352,377,492)    (8,622,642)     (325,351,474)
                                  --------------------------------------------------------------
Net increase                          480,088    $   5,826,017      3,661,332     $ 126,304,589
                                  ==============================================================

------------------------------------------------------------------------------------------------
CLASS B
Sold                                3,361,784    $ 119,411,368      4,830,243     $ 179,390,806
Dividends and/or distributions
reinvested                          1,063,591       34,821,935      1,028,206        34,455,190
Redeemed                           (3,631,651)    (129,309,008)    (2,261,854)      (82,873,544)
                                  --------------------------------------------------------------
Net increase                          793,724    $  24,924,295      3,596,595     $ 130,972,452
                                  ==============================================================
------------------------------------------------------------------------------------------------
CLASS C
Sold                                  502,970    $  18,124,421        920,879     $  34,571,489
Dividends and/or distributions
reinvested                            134,465        4,465,559        118,209         4,012,030
Redeemed                             (582,721)     (20,939,132)      (310,357)      (11,499,870)
                                  --------------------------------------------------------------
Net increase                           54,714    $   1,650,848        728,731     $  27,083,649
                                  ==============================================================

------------------------------------------------------------------------------------------------
CLASS Y
Sold                                1,359,263    $  50,267,513      2,414,934      $  89,265,515
Dividends and/or distributions
reinvested                            436,009       14,680,437        361,268         12,409,557
Redeemed                           (3,621,703)    (132,225,073)      (978,523)       (36,921,017)
                                  --------------------------------------------------------------

Net increase (decrease)            (1,826,431)   $ (67,277,123)     1,797,679      $  64,754,055
                                  ==============================================================


--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of August 31, 1999, net unrealized appreciation on securities of $649,111,911 was composed of gross appreciation of $684,996,145, and gross depreciation of $35,884,234.


                          29  OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------


===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1 billion, and 0.56% of average annual net assets in excess of $2.5 billion. The Fund's management fee for the year ended August 31, 1999 was 0.63% of average net assets for each class of shares.

-------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                             AGGREGATE       CLASS A    COMMISSIONS   COMMISSIONS    COMMISSIONS
                             FRONT-END     FRONT-END     ON CLASS A    ON CLASS B     ON CLASS C
                         SALES CHARGES SALES CHARGES         SHARES        SHARES         SHARES
                            ON CLASS A   RETAINED BY    ADVANCED BY   ADVANCED BY    ADVANCED BY
YEAR ENDED                      SHARES   DISTRIBUTOR   DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------
August 31, 1999             $2,645,481      $842,368       $169,949    $2,627,603       $136,923


1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                               CLASS A                   CLASS B                    CLASS C
                   CONTINGENT DEFERRED       CONTINGENT DEFERRED        CONTINGENT DEFERRED
                         SALES CHARGES             SALES CHARGES              SALES CHARGES
YEAR ENDED     RETAINED BY DISTRIBUTOR   RETAINED BY DISTRIBUTOR    RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------
August 31, 1999                 $2,038                  $991,904                    $19,680

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                          30  OPPENHEIMER GROWTH FUND

-------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended August 31, 1999, payments under the Class A Plan totaled $3,033,217, all of which was paid by the Distributor to recipients. That included $155,852 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

-------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans allow the Distributor to be reimbursed for its services and costs in distributing Class B and Class C and servicing accounts.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 1999 were as follows:

                                                                   DISTRIBUTOR'S    DISTRIBUTOR'S
                                                                       AGGREGATE     UNREIMBURSED
                                                                    UNREIMBURSED    EXPENSES AS %
                                TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES    OF NET ASSETS
                                    UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN         OF CLASS
---------------------------------------------------------------------------------------------------
Class B Plan                        $4,093,686       $3,318,827       $9,757,363             2.19%
Class C Plan                           534,637          287,889          525,346             0.91



                          31  OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------


===============================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

      The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

===============================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                          32  OPPENHEIMER GROWTH FUND

===============================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

      The Fund had no borrowings outstanding during the year ended August 31, 1999.

                          33  OPPENHEIMER GROWTH FUND

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

===============================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Growth Fund as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the two-month period ended August 31, 1996 and each of the years in the two-year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the two-month period ended August 31, 1996 and each of the years in the two-year period ended June 30, 1996, in conformity with generally accepted accounting principles.


KPMG LLP


Denver, Colorado
September 22, 1999



                          34  OPPENHEIMER GROWTH FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
-------------------------------------------------------------------------------


===============================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Distributions of $3.5563, $3.2902, $3.2838 and $3.6539 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 18, 1998, of which $3.0511 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

      Dividends paid by the Fund during the fiscal year ended August 31, 1999 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                          35  OPPENHEIMER GROWTH FUND

OPPENHEIMER GROWTH FUND
-------------------------------------------------------------------------------

===============================================================================
OFFICERS AND TRUSTEES          Leon Levy, Chairman of the Board of Trustees
                               Donald W. Spiro, Vice Chairman of the Board of Trustees
                               Bridget A. Macaskill, Trustee and President
                               Robert G. Galli, Trustee
                               Phillip A. Griffiths, Trustee
                               Benjamin Lipstein, Trustee
                               Elizabeth B. Moynihan, Trustee
                               Kenneth A. Randall, Trustee
                               Edward V. Regan, Trustee
                               Russell S. Reynolds, Jr., Trustee
                               Pauline Trigere, Trustee
                               Clayton K. Yeutter, Trustee
                               Bruce L. Bartlett, Vice President
                               Andrew J. Donohue, Secretary
                               Brian W. Wixted, Treasurer
                               Robert G. Zack, Assistant Secretary
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer

===============================================================================
INVESTMENT ADVISOR             OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER       OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF                   The Bank of New York
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT AUDITORS           KPMG LLP

===============================================================================
LEGAL COUNSEL                  Mayer, Brown & Platt

                               This is a copy of a report to shareholders of Oppenheimer Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Growth Fund. For material information concerning the Fund, see the Prospectus.

                               SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR
                               OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY
                               ANY BANK, AND ARE NOT INSURED BY THE FDIC OR ANY
                               OTHER AGENCY, AND INVOLVE INVESTMENT RISKS,
                               INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL
                               AMOUNT INVESTED.


                          36  OPPENHEIMER GROWTH FUND

OPPENHEIMERFUNDS FAMILY
-------------------------------------------------------------------------------

=====================================================================================================
GLOBAL EQUITY
                              Developing Markets Fund           Global Fund
                              International Small Company Fund  Quest Global Value Fund
                              Europe Fund                       Global Growth & Income Fund
                              International Growth Fund

=====================================================================================================
EQUITY
                              Stock                             Stock & Bond
                              Enterprise Fund(1)                Main Street(R) Growth & Income Fund
                              Discovery Fund                    Quest Opportunity Value Fund
                              Main Street(R) Small Cap Fund     Total Return Fund
                              Quest Small Cap Value Fund        Quest Balanced Value Fund
                              MidCap Fund                       Capital Income Fund(2)
                              Capital Appreciation Fund         Multiple Strategies Fund
                              Growth Fund                       Disciplined Allocation Fund
                              Disciplined Value Fund            Convertible Securities Fund
                              Quest Value Fund

                                                                Specialty
                                                                Real Asset Fund
                                                                Gold & Special Minerals Fund

=====================================================================================================
FIXED INCOME
                              Taxable                           Municipal
                              International Bond Fund           California Municipal Fund(3)
                              World Bond Fund                   Florida Municipal Fund(3)
                              High Yield Fund                   New Jersey Municipal Fund(3)
                              Champion Income Fund              New York Municipal Fund(3)
                              Strategic Income Fund             Pennsylvania Municipal Fund(3)
                              Bond Fund                         Municipal Bond Fund
                              U.S. Government Trust             Insured Municipal Fund
                              Limited-Term Government Fund      Intermediate Municipal Fund

                                                                Rochester Division
                                                                Rochester Fund Municipals
                                                                Limited Term New York Municipal Fund

=====================================================================================================
MONEY MARKET(4)

                              Money Market Fund                 Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.



                          37  OPPENHEIMER GROWTH FUND

INFORMATION AND SERVICES
-------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------
OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270




RA0270.001.0899  October 29, 1999

[OPPENHEIMERFUNDS(R) LOGO]
Distributor, Inc.